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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 6, 1996


                                   AUGAT INC.
             (Exact name of Registrant as specified in its charter)


                                 MASSACHUSETTS
                        (State or other jurisdiction of
                         incorporation or organization)


                 1-6176                                  04-2022285
        (Commission File Number)           (I.R.S. Employer Identification No.)

          89 FORBES BOULEVARD
             P.O. BOX 448
        MANSFIELD, MASSACHUSETTS                            02048
(Address of principal executive offices)                 (Zip Code)

                                (508) 543-4300
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On October 6, 1996 the Board of Directors of Augat Inc. (the "Company") approved an amendment (the "Rights Amendment") to the Rights Agreement, dated as of August 2, 1988, between the Company and The Chase Manhattan Bank, N.A., as such agreement was amended on September 21, 1994, between the Company and The First National Bank of Boston, N.A. (as successor rights agent)(as amended, the "Rights Agreement"). The Rights Amendment amended the following Sections of the Rights Agreement:

                  (i) Section 1(a) of the Rights Agreement to exclude Thomas & Betts Corporation, a Tennessee corporation ("T&B") and EG Acquisitions Corp. (the "Merger Sub"), from the definition of "Acquiring Person" under the Rights Agreement in connection with the proposed business combination between the Company and T&B (the "Merger");

                  (ii) Section 7(a) of the Rights Agreement to Provide for the termination of the Rights Agreement immediately prior to the effective time of the Merger; and

                  (iii) Section 11(a)(ii)(B) of the Rights Agreement to provide that neither T&B nor the Merger Sub is a "Person" for purposes of such section in connection with acquisition of the Company's common stock in the Merger.

         The Rights Agreement sets forth a description and the terms of the Common Stock and Promissory Note Purchase Rights (the "Rights") which were distributed to holders of record of Common Stock, par value $.10 per share, of the Company on August 2, 1988. The Rights were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended, on a Registration Statement on Form 8-A dated August 2, 1988 and filed by the Company with the Securities and Exchange Commission (the "Form 8-A"). Each Right entitles the registered holder to purchase from the Company one Unit ("Unit") consisting initially of one one-fifth of a share of the Company's Common Stock and one note in principal amount equal to four-fifths of the current market price of the Company's Common Stock on the date of exercise at a purchase price of $60 in cash per Unit, subject to adjustment as provided in the Rights Agreement.

         The form of Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights is attached as Exhibit 1 to the Form 8-A. Such exhibit to the Form 8-A is incorporated herein by this reference. The Rights Amendment is attached hereto as Exhibit 10.4. The foregoing description of the Rights Amendment and the Rights Agreement, as amended, does not purport to be complete and is qualified in its entirety by reference to such exhibits.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits.

         The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.



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                                 EXHIBIT INDEX


Exhibit Number                      Description
--------------                      -----------

     10.1 Rights Agreement, dated as of August 2, 1988, between Augat Inc. and The Chase Manhattan Bank, N.A. (as amended)(1)

     10.2 Successor Rights Agent Agreement dated September 12, 1994 between Augat Inc. and The First National Bank of Boston, N.A.(2)

     10.3 Addendum to the Rights Agent Agreement between Augat Inc. and The First National Bank of Boston, N.A., dated September 21, 1994.(2)

     10.4 Amendment to Rights Agreement, dated as of October 6, 1996, between Augat Inc. and The First National Bank of Boston, N.A.(2)






---------------------------
(1) Incorporated by reference to Exhibit 1 to the Registrant's Registration Statement on Form 8-A, dated August 2, 1988 and filed by the Registrant with the Commission (Commission File No. 1-6176).

(2) Filed herewith.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        AUGAT INC.

Date:   October 10, 1996                By: /s/ F. Gordon Bitter
                                            ------------------------------------
                                            F. Gordon Bitter
                                            Chief Financial Officer






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